                                                                    EXHIBIT 99.2
                                    United States Courts
                                Southern District of Texas
                                           FILED              [STAMP ILLEGIBLE]
                                     December 20, 2001
                                 Michael N. Milby, Clerk


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION


    CASE NAME: POWERBRIEF, INC.                     Petition Date: 10/1/2001
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION         CASE NUMBER: 01-40795-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR NOVEMBER 2001

        MONTH                                              OCT 2001                         NOV 2001
        -----                                              --------                         --------

   REVENUES (MOR-6)                                             168                               --
   INCOME BEFORE INT,DEPREC/TAX (MOR-6)                    (177,176)                         (16,470)
   NET INCOME (LOSS) (MOR-6)                               (220,494)                         (58,593)
   PAYMENTS TO INSIDERS (MOR-9)                              37,379                           37,922
   PAYMENTS TO PROFESSIONALS (MOR-9)                             --                               --
                                                          ---------                         --------
   TOTAL DISBURSEMENTS (MOR-8)                             (148,999)                         (96,327)
                                                          =========                         ========

   *** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

                                                                                                                         CIRCLE ONE

                                                      Are all accounts receivable being collected within terms?           Yes   No
                                                                                                                         -----
                                                      Are all post-petition liabilities, including taxes,
   REQUIRED INSURANCE MAINTAINED                         being paid within terms?                                         Yes   No
      AS OF SIGNATURE DATE                                                                                               -----
                                                      Have any pre-petition liabilities been paid?  If so, describe       Yes   No
                                           EXP.                                                                                ----
                                           DATE       Are all funds received being deposited into DIP bank accounts?      Yes   No
                                        ---------                                                                        -----
   CASUALTY          YES (X)   NO ( )   2/23/2002     Were any assets disposed of outside the normal course of business?  Yes   No
   LIABILITY         YES (X)   NO ( )   2/23/2002                                                                              ----
   VEHICLE           YES (X)   NO ( )   2/27/2002     If so, describe
   WORKER'S          YES (X)   NO ( )   1/27/2002
   OTHER (D&O)       YES (X)   NO ( )   2/27/2002     Are all U.S. Trustee Quarterly Fee Payments current?                Yes   No
                                                                                                                         -----


   ATTORNEY NAME:  Robert C. Stokes                            I certify under penalty of perjury that the following complete
   FIRM: Attorney at Law                                       Monthly Operating Report (MOR), consisting of MOR-1 through
   ADDRESS: 5851 San Felipe, Suite 950                         MOR-9 plus attachments, is true and correct.
   ADDRESS:
   CITY,STATE ZIP: Houston, TX 77057
   TELEPHONE: 713-266-4190                                                  Signed     /s/ ERNEST D. RAPP
                                                                                  -------------------------------------------------


                                                                             Title           Executive Vice-President
                                                                                  -------------------------------------------------

    CASE NAME: POWERBRIEF, INC.                     CASE NUMBER: 01-40795-H4-11
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION


                           COMPARATIVE BALANCE SHEETS


                                           FILING DATE*
    ASSETS                                  10/01/2001      OCT 2001      NOV 2001      MONTH      MONTH       MONTH       MONTH
    ------                                 ------------   -----------   -----------    --------   --------    --------    --------

    CURRENT ASSETS
    Cash                                       677,336        537,633       452,064
    Accounts Receivable, Net                    16,891         11,386         6,202
    Inventory: Lower of Cost or Market
    Prepaid Expenses                           126,066        121,333       116,601
    Investments
    Other                                       15,218         14,896        14,628
                                           -----------    -----------   -----------    --------   --------    --------    --------
    TOTAL CURRENT ASSETS                       835,511        685,248       589,495          --         --          --          --
                                           ===========    ===========   ===========    ========   ========    ========    ========

    PROPERTY,PLANT & EQUIP, @COST            1,456,058      1,463,360     1,458,280
    Less Accumulated Depreciation             (612,714)      (654,963)     (694,390)
    NET BOOK VALUE OF PP & E                   843,344        808,397       763,890          --         --          --          --
    OTHER ASSETS:
      1. Tax Deposits
      2. Investments in Subs
      3. Deposits                               24,024         24,024        24,024
      4. (attach list) LT Receivables            5,533          5,533         5,533
                                           -----------    -----------   -----------    --------   --------    --------    --------
       TOTAL ASSETS                          1,708,412      1,523,202     1,382,942          --         --          --          --
                                           ===========    ===========   ===========    ========   ========    ========    ========


                    * Per Schedules and Statement of Affairs

                  See attached for reconciliation to "as filed"


               MOR-2

    CASE NAME: POWERBRIEF, INC.                     CASE NUMBER: 01-40795-H4-11
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION


                           COMPARATIVE BALANCE SHEETS


                                            FILING DATE*
    LIABILITIES & OWNER'S EQUITY             10/01/2001     OCT 2001      NOV 2001       MONTH      MONTH       MONTH       MONTH
    ----------------------------            ------------  -----------   -----------    --------   --------    --------    --------

    LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)               --         46,245        29,406
    PRE-PETITION LIABILITIES
      Notes Payable-Secured                     23,187         21,396        19,593
      Priority Debt                             52,509         55,054        55,939
      Federal Income Tax
      FICA/Withholding
      Unsecured Debt                           113,670        107,530       107,530
      Other                                    900,578        895,014       831,115
                                           -----------    -----------   -----------    --------   --------    --------    --------
    TOTAL PRE-PETITION LIABILITIES           1,089,944      1,078,994     1,014,177          --         --          --          --
                                           -----------    -----------   -----------    --------   --------    --------    --------
    TOTAL LIABILITIES                        1,089,944      1,125,239     1,043,583          --         --          --          --
                                           ===========    ===========   ===========    ========   ========    ========    ========
    OWNER'S EQUITY (DEFICIT):
      PREFERRED STOCK                        3,016,383      3,047,856     3,078,771
      COMMON STOCK                            (692,526)      (692,526)     (692,526)
    ADDITIONAL PAID-IN CAPITAL              13,388,905     13,388,905    13,388,905
    RETAINED EARNINGS: Filing Date         (15,094,294)   (15,094,294)  (15,094,294)
    RETAINED EARNINGS: Post Filing Date             --       (251,978)     (341,497)
    TOTAL OWNERS EQUITY (NET WORTH)            618,468        397,963       339,359          --         --          --          --
                                           -----------    -----------   -----------    --------   --------    --------    --------
    TOTAL LIABILITIES & OWNER'S EQUITY       1,708,412      1,523,202     1,382,942          --         --          --          --
                                           ===========    ===========   ===========    ========   ========    ========    ========

                    * Per Schedules and Statement of Affairs

               MOR-3

    CASE NAME: POWERBRIEF, INC.                     CASE NUMBER: 01-40795-H4-11
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION


               SCHEDULE OF POST-PETITION LIABILITIES


                                                   OCT 2001          NOV 2001         MONTH         MONTH        MONTH        MONTH
                                                   --------         ---------         -----         -----        -----        -----

    TRADE ACCOUNTS PAYABLE                           19,815            14,974
    TAX PAYABLE:
      Federal Payroll Taxes
      State Payroll & Sales
      Ad Valorem Taxes
      Other Taxes                                                       1,660
    TOTAL TAXES PAYABLE
    SECURED DEBT POST-PETITION
    ACCRUED INTEREST PAYABLE
    *ACCRUED PROFESSIONAL FEES:
    OTHER ACCRUED LIABILITIES
     1. Employee Payroll Deductions                     605               605
     2. Dividends Payable                                11                23
     3. Wages Payable                                25,814            12,144
                                                   --------         ---------         -----         -----        -----        -----
    TOTAL POST-PETITION LIABILITIES (MOR-3)          46,245            29,406            --            --           --           --
                                                   ========         =========         =====         =====        =====        =====

* Payment Requires Court Approval.


               MOR-4

    CASE NAME: POWERBRIEF, INC.                     CASE NUMBER: 01-40795-H4-11
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION


                       AGING OF POST-PETITION LIABILITIES

                              MONTH - NOVEMBER 2001


                                                                                              AD-VALOREM,
          DAYS              TOTAL        TRADE ACCTS       FED TAXES       STATE TAXES        OTHER TAXES       OTHER
          ----              -----        -----------       ---------       -----------        -----------       -----

          0-30             28,790           14,974                                               1,660          12,156
         31-60                616                                                                                  616 *
         61-90
          91 +
                         --------          -------          -----            -----              ------         -------
         TOTAL             29,406           14,974             --               --               1,660          12,772
                         ========          =======          =====            =====              ======         =======

* Represents money held for employee spending accounts and dividends on preferred stock


                          AGING OF ACCOUNTS RECEIVABLE


         MONTH                       OCT 2001         NOV 2001
         -----                       --------         --------

       0-30 DAYS                          --
       31-60 DAYS                         --
       61-90 DAYS                     25,428         20,823
       91 + DAYS                       1,035            456
                                     -------        -------          -----          -----           -----           -----
        TOTAL *                       26,463         21,279             --             --              --              --
                                     =======        =======          =====          =====           =====           =====

                           * Gross Accounts Receivable


               MOR-5

    CASE NAME: POWERBRIEF, INC.                     CASE NUMBER: 01-40795-H4-11
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION


                           STATEMENT OF INCOME (LOSS)


         MONTH                               OCT 2001      NOV 2001                                            FILING TO DATE
         -----                               --------      --------                                            --------------

   REVENUES (MOR-1)                               168            --                                                    168
   TOTAL COST OF REVENUES                         674            --                                                    674
                                            ---------      --------       ------   ------    ------   ------     ---------
   GROSS PROFIT                                  (506)           --           --       --        --       --          (506)
                                            =========      ========       ======   ======    ======   ======     =========
   OPERATING EXPENSES
     Selling & Marketing                                                                                                --
     General & Administrative                  50,413        11,560                                                 61,973
     Insiders Compensation                     37,379        37,922                                                 75,301
     Professional Fees                                      (50,340) ***                                           (50,340)
     Other (attach list)                                                                                                --
     Employee Compensation                     88,878        17,328                                                106,206
                                            ---------      --------       ------   ------    ------   ------     ---------
   TOTAL OPERATING EXPENSES                   176,670        16,470           --       --        --       --       193,140
                                            =========      ========       ======   ======    ======   ======     =========
   INCOME BEFORE INT,DEPR/TAX (MOR-1)        (177,176)      (16,470)          --       --        --       --      (193,646)
   INTEREST EXPENSE                            (1,160)         (157)                                                (1,317)
   DEPRECIATION                               (42,249)      (42,108)                                               (84,357)
   OTHER (INCOME) EXPENSE*                         91           142                                                    233
   OTHER ITEMS                                                                                                          --
                                            ---------      --------       ------   ------    ------   ------     ---------
   TOTAL INT,DEPR & OTHER ITEMS               (43,318)      (42,123)          --       --        --       --       (85,441)
                                            =========      ========       ======   ======    ======   ======     =========
   NET INCOME BEFORE TAXES                   (220,494)      (58,593)          --       --        --       --      (279,087)
                                            ---------      --------       ------   ------    ------   ------     ---------
   FEDERAL INCOME TAXES                            --
                                            ---------      --------       ------   ------    ------   ------     ---------
   NET INCOME (LOSS) (MOR-1)                 (220,494)      (58,593)          --       --        --       --      (279,087)
                                            =========      ========       ======   ======    ======   ======     =========

   Accrual Accounting Required. Otherwise Footnote With Explanation

   *  Footnote Mandatory
   ** Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote

   *   Refunds from Vendors
   *** Reversal of accrued liabilities (accounting/audit fees) that will not be incurred



               MOR-6


   Preferred Dividend/Amortization            (31,484)      (30,927)

   Post Filing Retained Earnings             (251,978)     (341,497) - See Comparative Balance Sheets

    CASE NAME: POWERBRIEF, INC.                     CASE NUMBER:01-40795-H4-11
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION


                                                                                                                           FILING TO
   CASH RECEIPTS AND DISBURSEMENTS                        OCT 2001    NOV 2001      MONTH      MONTH     MONTH     MONTH      DATE
   -------------------------------                        --------    --------      -----      -----     -----     -----   ---------

   1. CASH - BEGINNING OF MONTH                            677,336     537,633
   RECEIPTS:
     2. CASH SALES
     3. COLLECTION OF ACCOUNTS RECEIVABLE                    5,505       5,184
     4. LOANS & ADVANCES (ATTACH LIST)
     5. SALE OF ASSETS
     6. OTHER (ATTACH LIST)                                  3,791       5,574
   TOTAL RECEIPTS                                            9,296      10,758         --         --        --        --         --
                                                         ---------   ---------      -----      -----     -----     -----      -----
   (WITHDRAWAL)CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
                                                         =========   =========      =====      =====     =====     =====      =====
   DISBURSEMENTS
     7. NET PAYROLL                                         82,870      39,185
     8. PAYROLL TAXES PAID                                  39,092      27,540
     9. SALES, USE & OTHER TAXES PAID
    10. SECURED / RENTAL / LEASES
    11. UTILITIES
    12. INSURANCE                                           22,610       7,780
    13. INVENTORY PURCHASES
    14. VEHICLE EXPENSES
    15. TRAVEL & ENTERTAINMENT
    16. REPAIRS, MAINTENANCE & SUPPLIES
    17. ADMINISTRATIVE & SELLING                             4,427      21,822
    18. OTHER (ATTACH LIST)
                                                         ---------   ---------      -----      -----     -----     -----      -----
   TOTAL DISBURSEMENTS FROM OPERATIONS                     148,999      96,327         --         --        --        --         --
                                                         =========   =========      =====      =====     =====     =====      =====
    19. PROFESSIONAL FEES
    20. U.S. TRUSTEE FEES
    21. OTHER REORGANIZATION EXPENSES (ATTACH LIST)
                                                         ---------   ---------      -----      -----     -----     -----      -----
   TOTAL DISBURSEMENTS                                     148,999      96,327         --         --        --        --         --
                                                         =========   =========      =====      =====     =====     =====      =====
    22. NET CASH FLOW                                     (139,703)    (85,569)        --         --        --        --         --
    23. CASH - END OF MONTH (MOR-2)                        537,633     452,064         --         --        --        --         --
                                                         =========   =========      =====      =====     =====     =====      =====



               MOR-7

                     POWERBRIEF, INC - CASE# 01-40795-H4-11
                       Other Cash Receipts - MOR-7 Item 6


                                             OCT 2001      NOV 2001        DEC 2001        JAN 2002        FEB 2002
                                             --------      --------        --------        --------        --------
Payment by WorkWell I                            322           322
Insurance Proceeds - Stolen Laptop                           2,348
Insurance Refund - Travelers                                 1,435
COBRA - Receipts                               1,014         1,168
Refunds                                        1,237           301
Commission on Scanning                           168
Expense Reimbursement                          1,050
                                              ------        ------           ------          ------          ------
  TOTAL                                        3,791         5,574               --              --              --
                                              ======        ======           ======          ======          ======

    CASE NAME: POWERBRIEF, INC.                     CASE NUMBER: 01-40795-H4-11
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION


                           CASH ACCOUNT RECONCILIATION

                             MONTH OF NOVEMBER 2001


   BANK NAME                                         STERLING BANK                     STERLING BANK     PETTY CASH
   ---------                                         -------------                     -------------     ----------
   ACCOUNT NUMBER                                     #251002120                        #251002139
   ACCOUNT TYPE                                      OPERATING             PAYROLL      TAX              OTHER FUNDS       TOTAL
   --------------                                    -------------         -------      ----             -----------       -----

   BANK BALANCE                                           456,497                         --                   --          456,497
   DEPOSIT IN TRANSIT                                          --                                              34               34
   OUTSTANDING CHECKS                                      (4,467)                                                          (4,467)
                                                        ---------           -----      -----                -----         --------
   ADJUSTED BANK BALANCE                                  452,030              --         --                   34          452,064
                                                        =========           =====      =====                =====         ========
   BEGINNING CASH - PER BOOKS                             537,513                         --                  120          537,633
   RECEIPTS                                                10,758                                                           10,758
   TRANSFERS BETWEEN ACCOUNTS                                                                                                   --
   (WITHDRAWAL)CONTRIBUTION -  BY INDIVIDUAL
      DEBTOR MFR-2                                                                                                              --
   CHECKS/OTHER DISBURSEMENTS                             (96,241)                                            (86)         (96,327)
                                                        ---------           -----      -----                -----         --------
   ENDING CASH - PER BOOKS                                452,030              --         --                   34          452,064
                                                        =========           =====      =====                =====         ========


               MOR-8

    CASE NAME: POWERBRIEF, INC.                     CASE NUMBER: 01-40795-H4-11
               dba INTEGRATED ORTHOPAEDICS INC.
               dba DRCA MEDICAL CORPORATION


                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

           INSIDERS: NAME/POSITION/COMP TYPE              OCT 2001       NOV 2001         MONTH     MONTH     MONTH      MONTH
           ---------------------------------              --------       --------         -----     -----     -----      -----
    1. Wade Bennett, Vice President, Salary                 7,994             0
    2. Jim Green, CEO, Salary                              12,307        12,307
    3. Jeff Hutton, Controller, Salary                      5,539         8,308  **
    4. Ernest Rapp, Executive VP, Salary                   11,539        17,308  **
    5.
    6.
                                                          -------       -------           -----     -----      -----     -----
   TOTAL INSIDERS (MOR-1)                                  37,379        37,922
                                                          =======       =======           =====     =====      =====     =====

   ** There were 3 payrolls in November, the 1st, 15th & 29th.

             PROFESSIONALS NAME/ORDER DATE                  MONTH       MONTH       MONTH       MONTH       MONTH       MONTH
             -----------------------------                  -----       -----       -----       -----       -----       -----
    2.
    3.
    4.
    5.
    6.
                                                            -----       -----       -----       -----       -----       -----
   TOTAL PROFESSIONALS (MOR-1)                                 --
                                                            =====       =====       =====       =====       =====       =====



               MOR-9